UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2014

DIALOGIC INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33391	94-3409691
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Gatehall Drive Parsippany, New Jersey	07054
(Address of Principal Executive Offices)	Zip Code

(973) 967-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A (Amendment No. 1) is being filed to update and amend Item 5.07 of the Current Report on Form 8-K dated June 3, 2013 filed by the Registrant.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(d) Dialogic Inc. (the “Company”) filed a Current Report on Form 8-K on June 3, 2013 (the “Original Report”) to report, among other things, the final results for each of the matters submitted to a vote of stockholders at its 2013 Annual Meeting of Stockholders (the “Annual Meeting”). The Company is filing this amendment to the Original Report to report that, consistent with the voting results at the Annual Meeting, the Company’s Board of Directors determined that the Company would hold an advisory vote on the compensation of its named executive officers once every three years until the next stockholder vote on the frequency of say-on-pay votes under Section 14A of the Securities Exchange Act of 1934, as amended, or until the Board of Directors otherwise determined that a different frequency for such votes would be in the best interests of the Company’s stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 24, 2014	DIALOGIC INC.

	By:	/s/ Anthony Housefather
Anthony Housefather
EVP Corporate Affairs and General Counsel